Payor Relationships and Other Intangibles, Net - Summary of Expected Amortization Expense of The Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 59,445
2023	57,607
2024	55,666
2025	54,240
2026	47,060
Thereafter	551,603
Total	$ 825,621	$ 226,355